UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2022

QUANTUM COMPUTING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40615	82-4533053
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

215 Depot Court SE, Suite 215

Leesburg, VA 20175

(Address of Principal Executive Office) (Zip Code)

(703) 436-2161

(Registrant’s telephone number, including area code)

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001	QUBT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed in a Form 8-K filed on May 23, 2022 (the “May 2022 8-K”) by Quantum Computing Inc. (the “Company”), on May 19, 2022, the Company, Project Alpha Merger Sub I, Inc., a Delaware corporation (“Merger Sub I”), Project Alpha Merger Sub II, LLC, a Delaware limited liability company (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”), QPhoton, Inc., a Delaware corporation (“QPhoton”), and Yuping Huang, the principal stockholder of QPhoton (“Mr. Huang”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the Company agreed to acquire QPhoton through a series of merger transactions (collectively with the other transactions contemplated by the Merger Agreement, the “Transactions”).

As also disclosed in the May 2022 8-K, in connection with the conditions to the closing of the Transaction, the Company agreed to use reasonable best efforts to take all actions necessary to obtain a final non-appealable order from the Court of Chancery of the State of Delaware pursuant to Section 205 of the General Corporation Law of the State of Delaware (the “DGCL”) validating and declaring effective in all material respects certain specified corporate acts previously taken by the Company and its predecessor that may have been the subject of a failure of authorization (as defined in Section 204 of the DGCL) and certain subsequent corporate acts (the “Section 205 Order”). The Company agreed to take these measures as a result of the identification of potential technical defects in the authorization of the conversion of the Company from a North Carolina corporation to a Delaware corporation and other corporate acts, including in relation to the form and manner in which consents of the board of directors and stockholders were executed and delivered as well as potential administrative or clerical defects or potential non-conformity with technical requirements under the North Carolina Business Corporations Act or the DGCL.

On June 6, 2022 the Court of Chancery of the State of Delaware issued the Section 205 Order validating and declaring effective, among other items, the authorization of the conversion of the Company from a North Carolina corporation to a Delaware corporation and other acts taken by the Company, including with respect to the composition of its board of directors.

The Company believes that the Section 205 Order confirms its organization, capitalization, board composition and internal governance documents, processes and procedures in a manner that gives effect to the expectations of its directors, officers, stockholders, other investors and constituents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

QUANTUM COMPUTING INC.

Dated: June 10, 2022	By:	/s/ Christopher Roberts
Christopher Roberts Chief Financial Officer

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